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                                                     EXHIBIT 23.2


                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 18,
1995 appearing on page S-4 of LSI Industries Inc.'s Annual Report on Form 10-K for the year ended June 30, 1995.




Price Waterhouse LLP
Cincinnati, Ohio
December 4, 1995